UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

----------------------------------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

----------------------------------------------

Date of Report (Date of earliest event reported): March 28, 2018

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 (§230.405 of this chapter) of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02	Results of Operations and Financial Condition.

On March 28, 2018, GulfMark Offshore, Inc. (the “Company”) issued a press release announcing its financial results for the three month period ended December 31, 2017. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

As previously announced, a conference call to discuss the Company’s operating results for the three months ended December 31, 2017 has been scheduled for Thursday, March 29, 2018, at 9:00 a.m. Eastern Time. The information for accessing the conference call is included in the press release furnished herewith as Exhibit 99.1.

The information contained in Items 2.02 and 7.01 and Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Statements in the press release furnished as Exhibit 99.1 to this report and statements made during the conference call described in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements include, but are not limited to, statements concerning the Company’s possible or assumed future results of operations and statements about future operating expenses, liquidity, vessels sales, market developments, taxes, reductions in costs and expenses, funding of capital commitments and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports and other documents carefully when considering these forward-looking statements. These risk factors include, among others, risks of insufficient access to sources of liquidity, operational risk, the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates, industry volatility, fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates, changes in competitive factors, changes in the appraised value of the Company’s vessels that could affect the Company’s covenant compliance, and various other factors, many of which are beyond the Company’s control. Consequently, these forward-looking statements should not be regarded as representations that the projected or anticipated outcomes can or will be achieved. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished pursuant to Item 2.02 of Form 8-K:

Exhibit number	Description
99.1	Press Release dated March 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2018	GULFMARK OFFSHORE, INC.

	By:	/s/ Samuel R. Rubio
	Name:	Samuel R. Rubio
	Title:	Senior Vice President, Controller & Chief
Accounting Officer